  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MAY 7, 2003



                                                    REGISTRATION NOS. 333-104292

                                                                       811-08333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-14

                                   ----------

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. 1[X]

                       Post-Effective Amendment No.  [ ]

                           NUVEEN INVESTMENT TRUST II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

              JESSICA R. DROEGER                                ERIC F. FESS
              NUVEEN INVESTMENTS                             CHAPMAN AND CUTLER
            333 WEST WACKER DRIVE                          111 WEST MONROE STREET
           CHICAGO, ILLINOIS 60606                        CHICAGO, ILLINOIS 60603
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective on May 7, 2003 pursuant to Rule 488.

     Approximate date of public offering: As soon as practicable after the effectiveness of the registration statement.

     The title of the securities being registered are Class A, Class B, Class C and Class R Shares of the Nuveen Rittenhouse Growth Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       [NUVEEN INVESTMENTS LOGO]

                           IMPORTANT INFORMATION FOR
                      NUVEEN INNOVATION FUND SHAREHOLDERS

At a Special Meeting of shareholders of the Nuveen Innovation Fund (the "Innovation Fund"), you will be asked to vote upon an important change affecting your fund. The purpose of the Special Meeting is to allow you to vote on a reorganization of your fund into the Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund"; the Innovation Fund and the Rittenhouse Fund are collectively referred to as the "Funds"). If the reorganization is approved, you will become a shareholder of the Rittenhouse Fund.


Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided the following brief overview of the issue to be voted on.



Q. WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?



A. The Board of Trustees (the "Board") of the Innovation Fund has called a Special Meeting of Shareholders for July 16, 2003 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the Rittenhouse Fund. The Rittenhouse Fund is another Nuveen mutual fund. The Reorganization will result in your becoming a shareholder of the Rittenhouse Fund.



Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR INNOVATION FUND SHAREHOLDERS?


A. The Board concluded that the proposed Reorganization could be expected to:
   (i) lower management fees and net operating expenses; (ii) result in a more diversified portfolio approach; (iii) increase efficiency and flexibility in portfolio management; (iv) reduce portfolio trading costs; and (v) broaden distribution. The Board believes that the Reorganization's potential benefits more than offset any potential disadvantages to the Innovation Fund shareholders.

Q. WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?


A. The Innovation Fund is similar to the Rittenhouse Fund in that each Fund seeks long-term capital growth by employing a growth-oriented investment discipline to select stocks.



Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE FUNDS' INVESTMENT POLICIES?


A. The primary differences between the Funds are the ways in which growth-oriented equity securities are selected and the characteristics of the securities selected. The Innovation Fund invests primarily in stocks of companies in or related to the technology sector that the portfolio manager believes are exhibiting positive momentum and positive earnings surprise. The Rittenhouse Fund focuses on large-cap blue chip companies with a history of consistent earnings and dividend growth.


   Although the Rittenhouse Fund's portfolio currently contains the securities of several technology-oriented companies, the Rittenhouse Fund is NOT a technology fund.



Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?



A. If the Reorganization is not approved, the Innovation Fund's Board will take such actions as it deems to be in the best interests of the Innovation Fund, which will involve the fund's liquidation and closure. This is discussed in more detail in the Prospectus/Proxy Statement.


Q. WILL INNOVATION FUND SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of Innovation Fund will exchange their shares for shares of the Rittenhouse Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the applicable share class of the Funds.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to qualify as a tax-free reorganization. As a result, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of

   Rittenhouse Fund shares you receive will be the same as the tax basis and holding period of your Innovation Fund shares.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?


A. The management fee rate as a percentage of assets is lower for the Rittenhouse Fund. Upon approval and completion of the proposed Reorganization, Innovation Fund shareholders will pay lower management fees as a percentage of net assets and will also benefit from lower fund operating expenses as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the Rittenhouse Fund. Based on each Fund's most recently completed fiscal year (adjusted for current expenses), Rittenhouse Fund shareholders paid 1.08% less in total gross fund operating expenses than Innovation Fund shareholders.



Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?



A. No. Shareholders will not directly bear any fees or expenses in connection with the Reorganization. All of the Innovation Fund's expenses associated with the Reorganization will be borne by the Innovation Fund. However, because Innovation Fund assets will be used to pay the cost of the Reorganization, shareholders will indirectly bear the costs of the Reorganization.


Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders on July 16, 2003, the Reorganization is expected to take effect after the close of business on July 18, 2003.

Q. WHO DO I CALL IF I HAVE QUESTIONS?


A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call NIAC at
   (800) 257-8787 weekdays during its business hours of 7:00 a.m. to 7:00 p.m. Central time.


Q. HOW DO I VOTE MY SHARES?


A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll free number on the proxy card(s) or by computer over the Internet. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or NIAC at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.


Q. HOW DOES THE BOARD OF THE INNOVATION FUND SUGGEST THAT I VOTE?



A. After careful consideration, the Board has agreed unanimously that this Reorganization is in your best interests and RECOMMENDS THAT YOU VOTE IN FAVOR OF IT.

                                                       [NUVEEN INVESTMENTS LOGO]


May 9, 2003


Dear Shareholders:


We are pleased to invite you to the Special Meeting of Shareholders of the Nuveen Innovation Fund (the "Special Meeting"). The Meeting is scheduled for Wednesday, July 16, 2003, at 10:00 am, Chicago time, in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois.


At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, the Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Nuveen Innovation Fund (the "Innovation Fund") in exchange for newly issued Class A, Class B, Class C or Class R shares of the Rittenhouse Fund, which will be distributed to the shareholders of the Innovation Fund.

The reorganization should allow the Innovation Fund shareholders to benefit from a more diversified portfolio approach, lower management fees and operating expenses, increased efficiency and flexibility in portfolio management, reduced portfolio trading costs, and broader fund distribution.

Because the benefits of the reorganization flow primarily to the Innovation Fund, the Innovation Fund will pay all costs associated with the reorganization.


The attached Prospectus/Proxy Statement has been prepared to give you information about this proposal.


YOU ARE, OF COURSE, WELCOME TO JOIN US AT THE SPECIAL MEETING, BUT MOST SHAREHOLDERS CAST THEIR VOTES BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. BY VOTING IMMEDIATELY, YOU CAN HELP YOUR FUND AVOID THE CONSIDERABLE EXPENSE OF A SECOND PROXY SOLICITATION. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES ARE VOTED. AS AN ALTERNATIVE TO USING THE ENCLOSED PAPER PROXY CARD TO VOTE, YOU MAY VOTE EITHER BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR VOTING BY TELEPHONE OR OVER THE INTERNET ARE PROVIDED ON THE ENCLOSED PROXY CARD.

We appreciate your continued support and confidence in Nuveen and our family of investments.


Very truly yours,

Jessica R. Droeger
Vice President and Secretary

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
JULY 16, 2003

NUVEEN INNOVATION FUND


MAY 9, 2003


TO THE SHAREHOLDERS:


Notice is hereby given that a Special Meeting of shareholders of the Nuveen Innovation Fund (the "Innovation Fund"), a series of the Nuveen Investment Trust II (the "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, July 16, 2003 at 10:00 a.m., Chicago Time (the "Special Meeting"), for the following purposes:



        1. To approve an Agreement and Plan of Reorganization (and the related transactions) pursuant to which the Innovation Fund would (i) transfer all of its assets to the Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the Rittenhouse Fund and the Rittenhouse Fund's assumption of the liabilities of the Innovation Fund, (ii) distribute such shares of the Rittenhouse Fund to the holders of shares of the Innovation Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.


        2. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on May 1, 2003 are entitled to vote at the Special Meeting or any adjournment thereof.


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.


Jessica R. Droeger
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN RITTENHOUSE GROWTH FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INNOVATION FUND


This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen Innovation Fund (the "Innovation Fund"), a series of the Nuveen Investment Trust II (the "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the Innovation Fund to be held in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, July 16, 2003 at 10:00 a.m., Chicago Time and at any and all adjournments thereof (the "Special Meeting"). This Prospectus/Proxy Statement is provided in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting, and any and all adjournments thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Innovation Fund into the Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") (the "Reorganization"). The Innovation Fund and the Rittenhouse Fund are referred to herein collectively as the "Funds" and individually as a "Fund". The Reorganization will result in shareholders of the Innovation Fund in effect exchanging their Class A, B, C and R shares of the Innovation Fund for corresponding Class A, B, C and R shares of the Rittenhouse Fund. The purpose of the Reorganization is to permit the shareholders of the Innovation Fund to (i) achieve certain economies of scale from the Rittenhouse Fund's larger net asset size and the lower management fees and operating expenses associated therewith,
(ii) obtain greater diversification in portfolio approach, (iii) lower portfolio trading costs and (iv) access broader distribution channels. The Rittenhouse Fund is also a series of the Trust. The investment objective of the Rittenhouse Fund is to provide long-term capital growth. There can be no assurance that the Rittenhouse Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds and the Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 257-8787. The
enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the Innovation Fund on or about May 9, 2003. Shareholders of record as of the close of business on May 1, 2003 are entitled to vote at the Special Meeting or any adjournment thereof.

                            ------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


This Prospectus/Proxy Statement concisely sets forth the information shareholders of the Innovation Fund should know before voting on the Reorganization (in effect, investing in Class A, B, C or R shares of the Rittenhouse Fund) and constitutes an offering of Class A, B, C or R shares of beneficial interest, par value $.01 per share, of the Rittenhouse Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated May 9, 2003, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus of the Funds (the "Prospectus") and a Statement of Additional Information containing additional information about the Funds dated October 7, 2002 (and any related supplement) have been filed with the SEC and are incorporated herein by reference. A copy of the Funds' Prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE RITTENHOUSE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMIANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RITTENHOUSE FUND BY CALLING (800) 257-8787 OR BY WRITING THE RITTENHOUSE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.

                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


          THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS MAY 9, 2003.

PROSPECTUS/
PROXY STATEMENT

NUVEEN RITTENHOUSE GROWTH FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INNOVATION FUND

TABLE OF CONTENTS


                                             PAGE
                                             ----
PROPOSAL 1: THE PROPOSED REORGANIZATION....    1
SUMMARY....................................    1
     The Reorganization....................    1
     Reasons for the Proposed
          Reorganization...................    1
     Comparison of the Rittenhouse Fund
          with the Innovation Fund.........    2
RISK FACTORS...............................   11
     Differences in Risks..................   11
     Similarities of Risks.................   11
THE PROPOSED REORGANIZATION................   12
     Terms of the Agreement................   12
     Description of Securities to be
          Issued...........................   13
     Continuation of Shareholder Accounts
          and Plans; Share Certificates....   13
     Certain Federal Income Tax
          Consequences.....................   13
     Expenses..............................   14
     Rights of Shareholders................   14
     Legal Matters.........................   14



                                             PAGE
                                             ----
     Financial Statements..................   15
     Information Filed with the Securities
          and Exchange Commission..........   15
RECOMMENDATION OF THE BOARD................   15
OTHER INFORMATION..........................   16
     Shareholders of the Rittenhouse Fund
          and the Innovation Fund..........   16
     Shareholder Proposals.................   16
     Information Incorporated by
          Reference........................   16
     Management's Discussion and Analysis
          of Performance...................   17
VOTING INFORMATION AND REQUIREMENTS........   21

Appendix I: Agreement and Plan of
  Reorganization...........................  I-1
Attachment: Nuveen Rittenhouse Growth Fund
  and Nuveen Innovation Fund Prospectus and
  supplement

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Trust (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Innovation Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the Innovation Fund will become shareholders of the Rittenhouse Fund and will cease to be shareholders of the Innovation Fund.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Rittenhouse Fund's Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B, C and R shares of the Rittenhouse Fund only.

THE REORGANIZATION


This Prospectus/Proxy Statement is being furnished to shareholders of the Innovation Fund in connection with the proposed combination of the Fund with and into the Rittenhouse Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated May 6, 2003 between the Innovation Fund and the Rittenhouse Fund (the "Agreement"). The Agreement provides that the Innovation Fund will (i) transfer all of its assets to the Rittenhouse Fund in exchange solely for Class A, B, C and R shares of the Rittenhouse Fund and the Rittenhouse Fund's assumption of the liabilities of the Innovation Fund, (ii) distribute to each shareholder of the Innovation Fund shares of the respective class of shares of the Rittenhouse Fund equal in value to their existing shares of the Innovation Fund as a distribution in liquidation of the Innovation Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").



The Board has determined that the Reorganization is in the best interests of the Innovation Fund and that the interests of existing shareholders of the Innovation Fund will not be diluted as a result of the Reorganization. The Board of Trustees of the Trust unanimously approved the Reorganization and the Agreement on March 31, 2003.



The Innovation Fund will pay all of its costs associated with the Reorganization, which are estimated to be $200,000 (or $0.06 per share).



The Board is asking shareholders of the Innovation Fund to approve the Reorganization at the Special Meeting to be held on July 16, 2003. If shareholders of the Innovation Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on July 18, 2003, but it may be at a different time as described herein.



If the Reorganization is not approved, the Board will take such actions as it deems necessary to liquidate and terminate the Innovation Fund. The Reorganization may be abandoned at any time by the Board of Trustees of the Funds or by either Fund in the event that the Innovation Fund shareholders do not approve the Reorganization or if it reasonably appears that any other condition to Closing cannot be met.



THE BOARD RECOMMENDS A VOTE "FOR" THE AGREEMENT AND THE REORGANIZATION. For the Innovation Fund, approval of the Agreement and the Reorganization requires the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) entitled to vote. See "Voting Information and Requirements" below.


REASONS FOR THE PROPOSED REORGANIZATION


The Board believes that the proposed Reorganization would be in the best interests of the Innovation Fund because it would permit the shareholders of the Innovation Fund to (i) achieve certain economies of scale and potentially lower gross and net operating expenses from the Rittenhouse Fund's larger net asset size, (ii) achieve lower management fees, (iii) obtain greater diversification in portfolio approach, (iv) increase portfolio management flexibility and efficiency, (v) obtain potentially lower portfolio transaction costs, and (vi) access broader distribution channels.


In determining whether to recommend approval of the Reorganization to shareholders of the Innovation Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Innovation Fund and the Rittenhouse Fund before the Reorganization and the estimated expense ratio of the Rittenhouse Fund after the Reorganization; (ii) the investment performance of the Innovation Fund as compared to the Rittenhouse Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the Innovation Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives and policies; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the Innovation Fund; and (ix) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by Nuveen Institutional Advisory Corp. (the "Adviser" or "NIAC"), the Funds' investment adviser, relating to the anticipated impact on the shareholders of the Innovation Fund as a result of the Reorganization. The Board considered the probability that the Reorganization would result in the following potential benefits for shareholders of the Innovation Fund, although there can be no assurances in this regard:


A.   Achievement of Economies of Scale and Reduced Per Share Operating
     Expenses. It is anticipated that combining the net assets of the Innovation Fund with the assets of the Rittenhouse Fund will lead to reduced operating expenses for shareholders of the Innovation Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. In addition, the management fee of the Rittenhouse Fund (.85% at its highest breakpoint) is lower than that of the Innovation Fund (1.00% at its highest breakpoint). The total gross fund operating expenses of the Rittenhouse Fund for its most recently completed fiscal year adjusted for current expenses were 1.26% (excluding 12b-1 service and distribution fees and extraordinary expenses) and the total gross fund operating expenses of the Innovation Fund for its most recently completed fiscal year adjusted for current expenses were 2.34% (excluding 12b-1 service and distribution fees and extraordinary expenses). The combined fund is expected to have total net fund operating expenses of 1.26% (excluding 12b-1 service and distribution fees and extraordinary expenses), taking into account the Adviser's commitment to reimburse the combined fund 0.05% of average daily net assets through July 31, 2004.


B. Benefits to the Portfolio Management Process. The larger net asset size of the Rittenhouse Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing. A larger more diverse fund may also be able to produce enhanced portfolio management flexibility than a smaller, less diverse fund. In addition, the Rittenhouse Fund is not limited to purchasing securities of companies that utilize innovative technologies which will allow for greater diversification in portfolio approach than currently enjoyed by the Innovation Fund. Greater diversity has the potential to reduce risks.

C. Broader Distribution Breadth. The Rittenhouse Fund is able to access broader distribution channels than the Innovation Fund, which increases its asset gathering ability. This has the potential to benefit Innovation Fund shareholders.

The Board also considered that the costs of the Reorganization will be effectively paid by the Innovation Fund. In addition, the Board considered that the Reorganization may result in benefits and economies for the Adviser.

COMPARISON OF THE RITTENHOUSE FUND WITH THE INNOVATION FUND

Investment Objectives. The Rittenhouse Fund and the Innovation Fund have similar, yet slightly different, investment objectives. The investment objective of the Rittenhouse Fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth. The investment objective of the Innovation Fund is to provide capital appreciation without consideration for income.

Investment Policies. Both the Rittenhouse Fund and the Innovation Fund have differing investment policies.


The Rittenhouse Fund primarily invests in the equity securities of blue chip companies -- those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Although the Rittenhouse Fund's portfolio currently contains the securities of several technology-oriented companies, the Rittenhouse Fund is not a technology fund.



Rittenhouse Asset Management, Inc. ("Rittenhouse"), serves as the Rittenhouse Fund's sub-adviser and manages the Rittenhouse Fund's portfolio. The Rittenhouse Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.


From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions. It then selects companies with an earnings quality rating of A or better by Standard & Poor's and/or a financial strength rating of A or better from Value Line. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

Certain of the Rittenhouse Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it invests in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. Upon selling a stock, Rittenhouse will seek to minimize realized gains by selling shares with the highest cost basis first, and where consistent with the fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the portfolio.

Columbus Circle Investors ("CCI") serves as the Innovation Fund's sub-adviser and manages the Innovation Fund's portfolio. The Innovation Fund invests at least 65% of its assets in a diversified portfolio of common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. Companies that utilize innovative technologies include, but are not limited to, companies in the technology, telecommunications and healthcare industries. Securities are selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund is guided by the theory of Positive Momentum and Positive Surprise (described below) with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

The investment philosophy of the Innovation Fund is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI calls this discipline Positive Momentum and Positive Surprise. CCI believes that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, CCI strives to invest in companies that exceed investors' expectations, and sells or avoids those that fall short of those expectations.


The Innovation Fund's teams of investment analysts monitor numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in the fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.



In addition to meeting the criteria for potential Positive Momentum and Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. The Innovation Fund's portfolio management team uses internally-generated reports and pertinent information provided by industry trade groups, individual companies, and reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.


The primary difference between the Funds' investment policies is that the Innovation Fund invests primarily in the equity securities of companies that utilize innovative technologies, while the Rittenhouse Fund invests primarily in blue chip companies. In addition, the Rittenhouse Fund focuses on established, well-known, large capitalization companies while the Innovation Fund applies a multi-cap approach to select securities and, as a result, may select securities of small and mid-capitalization companies. In evaluating the Reorganization, each Innovation Fund shareholder should consider the impact of investing in the Rittenhouse Fund. For a description of the risks involved in investing in the Rittenhouse Fund, please see the section below entitled "Differences in Risks."


As a result of the foregoing differences in investment policies, the Reorganization is expected to result in one-time brokerage costs for the Rittenhouse Fund associated with the alignment of the portfolios of the two funds, but thereafter the Rittenhouse Fund's annualized portfolio turnover rate is expected to return to current levels.



Board Members and Officers. Both Funds are series of the Trust and, as a result, the same individuals constitute the Boards of both Funds. The Funds also have the same officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently seven (7) Board Members of each Fund, one (1) of whom is an "interested person" (as defined in the 1940 Act) and six (6) of whom are not interested persons. The names and business addresses of the trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under "Management" in the Statement of Additional Information for the Funds incorporated herein by reference.


Sales Charges. No sales charges are applicable to the Reorganization.


Performance Information. A comparison of the total returns for the Rittenhouse Fund and the Innovation Fund for the periods ending December 31, 2002, is set forth in the charts and tables below.



The chart below illustrates annual fund calendar year returns for each of the past three years for the Innovation Fund and for each of the past five years for the Rittenhouse Fund as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how each Fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

TOTAL RETURNS

                           [PERFORMANCE GRAPH CHART]


During the three years ended December 31, 2002, the Innovation Fund's highest and lowest calendar quarter returns were 33.57% and -42.66%, respectively, for the quarters ended 12/31/01 and 3/31/01.



During the five years ended December 31, 2002, the Rittenhouse Fund's highest and lowest calendar quarter returns were 21.21% and -17.60%, respectively, for the quarters ended 12/31/98 and 3/31/01.

                                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
---------------------------------------------------------------------------------------------------------------
                                                                     PERIODS ENDED DECEMBER 31, 2002
                                                              ---------------------------------------------
                                                                1 YEAR        5 YEARS       SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
Innovation Fund (Inception December 20, 1999)
Class Returns Before Taxes:
  Class B                                                     -45.63%            N/A            -32.75%
  Class C                                                      -43.37            N/A            -32.07
  Class R                                                      -42.83            N/A            -31.39
  Class A (Offer)                                              -46.18            N/A            -32.86
Class A (Offer) Returns After Taxes:
  After Taxes on Distributions                                 -46.18            N/A            -32.86
  After Taxes on Distributions and Sale of Shares              -28.35            N/A            -23.77
S&P 500 Index(1)                                               -22.10            N/A            -14.55
Lipper Science and Technology Fund Peer Group(1)               -41.38            N/A            -35.62
---------------------------------------------------------------------------------------------------------------
Rittenhouse Fund (Inception December 31, 1997)
Class Returns Before Taxes:
  Class B                                                     -30.64%          -4.36%            -4.36%
  Class C                                                      -27.77          -4.15             -4.15
  Class R                                                      -27.05          -3.21             -3.21
  Class A (Offer)                                              -31.38          -4.59             -4.59
Class A (Offer) Returns After Taxes:
  After Taxes on Distributions                                 -31.38          -4.60             -4.60
  After Taxes on Distributions and Sale of Shares              -19.27          -3.60             -3.60
S&P 500 Index(1)                                               -22.10           -.59              -.59
Lipper Large Cap Growth Fund Peer Group(1)                     -28.11          -4.16             -4.16
---------------------------------------------------------------------------------------------------------------



(1) The Class A year-to-date return on net asset value as of 3/31/03 was -.16% for the Innovation Fund and -1.55% for the Rittenhouse Fund. Peer group returns reflect the performance of the Lipper Science and Technology Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Science and Technology Fund Category, and the Lipper Large Cap Growth Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Growth Fund Category. Peer group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P Index is an unmanaged index generally considered representative of the U.S. Stock Market. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.


The total returns and yields are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.


Investment Adviser. The Rittenhouse Fund and the Innovation Fund are both managed by the Adviser. The Adviser is an affiliate of Nuveen Investments, LLC ("Nuveen"), which is also the principal underwriter of each Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange Traded Funds. Nuveen and the Adviser are subsidiaries Nuveen Investments, Inc., which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser has overall responsibility for the management of the Funds. The Adviser oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.



The Adviser has selected Rittenhouse, Five Radnor Corporate Center, Radnor, PA 19087-9570, to serve as sub-adviser and to manage the investment portfolio of the Rittenhouse Fund. Rittenhouse, a wholly owned subsidiary of Nuveen Investments, Inc., is an institutional investment management firm with over 20 years of experience and approximately $12 billion in assets under management (as of December 31, 2002). Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing. The investment team meets regularly to review pertinent information from internal and external sources and to make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight committee, which meets regularly to review the investment strategy, market sectors, and individual security holdings to verify their continued appropriateness.



CCI, Metro Center, One Station Place, Stanford, CT 06902, serves as sub-adviser and manages the investment portfolio of the Innovation Fund. CCI is an institutional investment management firm with over 25 years of experience and approximately $2.3 billion in assets under management (as of December 31, 2002). Anthony Rizza, Chartered Financial Analyst, is responsible for the day-to-day management of the Innovation Fund's portfolio and has held such position since the fund's inception. Mr. Rizza joined CCI in 1991 and is a Managing Director of the firm.


Advisory and Other Fees. The contractual advisory fees and total operating expenses of the Innovation Fund are different from those of the Rittenhouse Fund. Pursuant to an investment management agreement between the Adviser and the Trust, the Innovation Fund and the Rittenhouse Fund pay the Adviser annual management fees at the rates set forth below:


                                INNOVATION FUND


-------------------------------------------------
AVERAGE DAILY NET ASSETS           MANAGEMENT FEE
-------------------------------------------------
For the first $125 million             1.0000%
For the next $125 million               .9875
For the next $250 million               .9750
For the next $500 million               .9625
For the next $1 billion                 .9500
For net assets over $2 billion          .9250
-------------------------------------------------


                                RITTENHOUSE FUND


-------------------------------------------------
AVERAGE DAILY NET ASSETS           MANAGEMENT FEE
-------------------------------------------------
For the first $125 million               .8500%
For the next $125 million                .8375
For the next $250 million                .8250
For the next $500 million                .8125
For the next $1 billion                  .8000
For net assets over $2 billion           .7750
-------------------------------------------------



For the fiscal year ended July 31, 2002, the Innovation Fund paid the Adviser $452,492. For the fiscal year ended July 31, 2002, the Rittenhouse Fund paid the Adviser $3,926,265. For a complete description of the advisory services provided to the Funds, see the Rittenhouse Fund and the Innovation Fund Summaries in the Funds' Prospectus and the sections of the Funds' Prospectus and Statement of Additional Information entitled "Who Manages the Funds" and "Fund Manager and Sub-Advisers," respectively.



As a percentage of net assets, the operating expenses of the Rittenhouse Fund were lower for the most recent fiscal year than those of the Innovation Fund. The per share operating expenses of the combined fund are expected to be lower than those expenses of the Innovation Fund.



The Innovation Fund and the Rittenhouse Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.



The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board.



The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.


Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the

Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes. For a complete description of these arrangements with respect to the Rittenhouse Fund, see the sections of the Rittenhouse Fund and Innovation Fund Prospectus and Statement of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.



The table below sets forth (i) the fees and expenses paid by the Innovation Fund and the Rittenhouse Fund during the Funds' most recently completed fiscal year, including certain adjustments set forth below and (ii) pro forma expenses for the combined fund as if the reorganization occurred on January 31, 2003. The example below is intended to help you compare the cost of investing in the Innovation Fund with the cost of investing in the Rittenhouse Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a fund for the time period indicated and then either redeem or do not redeem your shares at the end of the period. The example assumes that your investment has a 5% return each year and that a fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                            EXPENSE COMPARISON TABLE


--------------------------------------------------------------------------------------------------------
                                                         INNOVATION      RITTENHOUSE      PRO FORMA
                                                               FUND             FUND        FUND(1)
--------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES(2)
(Paid Directly From Your Investment)
Maximum Sales Charge Imposed on Purchases:
  Class A..............................................      5.75%(3)        5.75%(3)        5.75%(3)
  Class B..............................................      None            None            None
  Class C..............................................      None            None            None
  Class R..............................................      None            None            None
Deferred Sales Charge(4):
  Class A..............................................      None(3)         None(3)         None(3)
  Class B..............................................         5%(5)           5%(5)           5%(5)
  Class C..............................................         1%(6)           1%(6)           1%(6)
  Class R..............................................      None            None            None
ANNUAL FUND OPERATING EXPENSES(7)
Management Fees:
  Class A..............................................      1.00%            .84%            .84%
  Class B..............................................      1.00             .84             .84
  Class C..............................................      1.00             .84             .84
  Class R..............................................      1.00             .84             .84
Distribution and Service (12b-1) Fees:
  Class A..............................................       .25%            .25%            .25%
  Class B..............................................      1.00            1.00            1.00
  Class C..............................................      1.00            1.00            1.00
  Class R..............................................        --              --              --
Other Expenses (administrative, shareholder servicing
  and other expenses)(8):
  Class A..............................................      1.34%            .42%            .47%
  Class B..............................................      1.34             .42             .47
  Class C..............................................      1.34             .42             .47
  Class R..............................................      1.34             .42             .47
Total Gross Fund Operating Expenses(9)(10) (before
  waivers and reimbursements):
  Class A..............................................      2.59%           1.51%           1.56%
  Class B..............................................      3.34            2.26            2.31
  Class C..............................................      3.34            2.26            2.31
  Class R..............................................      2.34            1.26            1.31
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES
ASSUMING REDEMPTION AT THE END OF THE PERIOD/NO
  REDEMPTION:
One Year:
  Class A..............................................  $822/$822       $720/$720        $720/$720
  Class B..............................................   737/337         629/229         629/229
  Class C..............................................   337/337         229/229         229/229
  Class R..............................................   237/237         128/128         128/128

--------------------------------------------------------------------------------------------------------
                                                         INNOVATION      RITTENHOUSE      PRO FORMA
                                                               FUND             FUND        FUND(1)
--------------------------------------------------------------------------------------------------------
Three Years:
  Class A..............................................  $1,334/$1,334   $1,025/$1,025    $1,035/$1,035
  Class B..............................................  1,327/1,027     1,006/706        1,017/717
  Class C..............................................  1,027/1,027      706/706         717/717
  Class R..............................................   730/730         400/400         410/410
Five Years:
  Class A..............................................  $1,871/$1,871   $1,351/$1,351    $1,372/$1,372
  Class B..............................................  1,841/1,741     1,310/1,210      1,331/1,231
  Class C..............................................  1,741/1,741     1,210/1,210      1,231/1,231
  Class R..............................................  1,250/1,250      692/692         713/713
Ten Years:
  Class A..............................................  $3,331/$3,331   $2,273/$2,273    $2,321/$2,321
  Class B..............................................  3,461/3,461     2,407/2,407      2,454/2,454
  Class C..............................................  3,631/3,631     2,595/2,595      2,642/2,642
  Class R..............................................  2,676/2,676     1,523/1,523      1,575/1,575
--------------------------------------------------------------------------------------------------------



Notes to Expense Comparison Table



 (1) The Pro Forma Fund column reflects expenses estimated to be paid on new shares purchased from the combined fund as if the Reorganization had occurred on January 31, 2003.


 (2) As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 (3) Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase.

 (4) As a percentage of lesser of purchase or redemption proceeds.

 (5) Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

 (6) Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

 (7) Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


 (8) Other expenses have been adjusted to reflect current fees as if they had been in effect during the previous fiscal year. The Innovation Fund and the Rittenhouse Fund are expected to be subject to higher other expenses for the current fiscal year than the previous fiscal year.



 (9) The Total Gross Fund Operating Expenses provided in the table above do not reflect expense waivers and reimbursements. The following table provides the Total Net Fund Operating Expenses had each Fund's current expenses been in effect during the previous fiscal year (as noted in Footnote 8, above). The table also sets forth estimates of the pro forma expense waivers and reimbursements and the Total Net Fund Operating Expenses of the combined fund as of January 31, 2003, assuming the waivers by NIAC noted in Footnote
     10. Expense waivers and reimbursements may fluctuate and may be discontinued at any time.



                    AFTER EXPENSE WAIVERS AND REIMBURSEMENTS



    ---------------------------------------------------------------------------------------------------------
                                                                  INNOVATION    RITTENHOUSE    PRO FORMA
                                                                        FUND           FUND     FUND(10)
    ---------------------------------------------------------------------------------------------------------
    Expense Waivers and Reimbursements:
      Class A...................................................      -.02%              --%        -.05%
      Class B...................................................      -.01               --         -.05
      Class C...................................................      -.02               --         -.05
      Class R...................................................      -.02               --         -.05
    Total Net Fund Operating Expenses
      (after waivers and reimbursements):
      Class A...................................................      2.57%            1.51%        1.51%
      Class B...................................................      3.33             2.26         2.26
      Class C...................................................      3.32             2.26         2.26
      Class R...................................................      2.32             1.26         1.26
    ---------------------------------------------------------------------------------------------------------



(10) If the Reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the Rittenhouse Fund by .05% of its average daily net assets through July 31, 2004.



Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The Innovation Fund and the Rittenhouse Fund offer four (4) classes of shares. The Class A shares of the Innovation Fund and the Rittenhouse Fund are subject to same initial sales charge and a .25% annual service fee. The following Class A sales charges and commissions apply to the Innovation Fund and the Rittenhouse Fund.

                      INNOVATION FUND AND RITTENHOUSE FUND

                     CLASS A SALES CHARGES AND COMMISSIONS

                                                                                                       AUTHORIZED
                                                                                                         DEALER
                                                                      SALES CHARGE                     COMMISSION
                                                           -----------------------------------       --------------
                                                           AS % OF PUBLIC        AS % OF YOUR        AS % OF PUBLIC
PURCHASE AMOUNT                                            OFFERING PRICE       NET INVESTMENT       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               5.75%                6.10%                5.00%
$50,000 but less than $100,000                                  4.50                 4.71                 4.00
$100,000 but less than $250,000                                 3.75                 3.90                 3.25
$250,000 but less than $500,000                                 2.75                 2.83                 2.50
$500,000 but less than $1,000,000                               2.00                 2.04                 1.75
$1,000,000 and over                                               --(1)                --                   --(1)
-------------------------------------------------------------------------------------------------------------------


(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a CDSC of 1.00% if you redeemed your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not have to pay a CDSC on any Class A shares you purchase by reinvesting dividends.


The initial sales charge applicable to Class A shares of the Rittenhouse Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Rittenhouse Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.


The Class B and C shares of the Innovation Fund and the Rittenhouse Fund do not incur a sales charge when purchased, but each are subject to a .25% annual service fee and an annual distribution fee of .75%, respectively. Class B shares are also subject to a CDSC of 5% if redeemed within the first year after purchase. The CDSC charged decreases the longer the shares are held and is not charged with respect to redemptions six years or more after purchase. Class C shares are subject to a CDSC of 1.00% if redeemed within the first year after purchase. Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.



Class R shares of the Innovation Fund and the Rittenhouse Fund have no sales charges or ongoing fees. For a complete description of the Class A, B, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.



No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the Innovation Fund in connection with the Reorganization. The holding period for Class B shares and Class C shares and the conversion period for Class B shares of the Rittenhouse Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Innovation Fund or (ii) the holder purchased such shares from any other Nuveen fund and subsequently exchanged them for shares of the Innovation Fund.



Shares of the Innovation Fund and the Rittenhouse Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the Innovation Fund and the Rittenhouse Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.



Shares of the Rittenhouse Fund and the Innovation Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Innovation Fund or the Rittenhouse Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the Innovation Fund or the Rittenhouse Fund were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the Innovation Fund and the Rittenhouse Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the Rittenhouse Fund and the Innovation Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.


No further purchases of the shares of the Innovation Fund may be made after the date on which the shareholders of the Innovation Fund approve the Reorganization, and the stock transfer books of the Innovation Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Innovation Fund. Redemption requests or transfer instructions received by the Innovation Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Rittenhouse Fund credited to the accounts of the shareholders of the Innovation Fund. Redemption requests or transfer instructions received by the Innovation Fund after the close of business on the day prior to the date of Closing will be forwarded to the Rittenhouse Fund. For a complete description of the redemption arrangements for the Funds, see the section of the Funds' Prospectus entitled "How to Sell Shares."



Capitalization. The following table sets forth the capitalization of the Innovation Fund and the Rittenhouse Fund as of January 31, 2003, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.



            CAPITALIZATION TABLE AS OF JANUARY 31, 2003 (UNAUDITED)



-------------------------------------------------------------------------------------------------------
                                                               INNOVATION    RITTENHOUSE      PRO FORMA
                                                                  FUND(1)           FUND        FUND(2)
-------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A                                                   $ 4,118,110   $ 56,479,548   $ 60,597,658
    Class B                                                     6,758,304    122,297,766    129,056,070
    Class C                                                     8,707,490     89,567,505     98,274,995
    Class R                                                     1,784,923     10,154,958     11,939,881
                                                              -----------   ------------   ------------
         Total                                                 21,368,827    278,499,777    299,868,604
                                                              ===========   ============   ============
SHARES OUTSTANDING
    Class A                                                       653,894      3,459,342      3,711,523
    Class B                                                     1,098,839      7,778,784      8,208,702
    Class C                                                     1,414,905      5,693,542      6,247,101
    Class R                                                       281,467        614,111        722,027
                                                              -----------   ------------   ------------
         Total                                                  3,449,105     17,545,779     18,889,353
                                                              ===========   ============   ============
NET ASSET VALUE PER SHARE
    Class A                                                   $      6.30   $      16.33   $      16.33
    Class B                                                          6.15          15.72          15.72
    Class C                                                          6.15          15.73          15.73
    Class R                                                          6.34          16.54          16.54
SHARES AUTHORIZED
    Class A                                                     Unlimited      Unlimited      Unlimited
    Class B                                                     Unlimited      Unlimited      Unlimited
    Class C                                                     Unlimited      Unlimited      Unlimited
    Class R                                                     Unlimited      Unlimited      Unlimited
-------------------------------------------------------------------------------------------------------



(1) The Innovation Fund figures reflect the costs associated with the Reorganization, which are estimated to be $200,000 (or $0.06 per share).



(2) The pro forma figures reflect the effect of the Reorganization.



Further Information. Additional information concerning the Rittenhouse Fund and Innovation Fund is contained in this Prospectus/Proxy Statement and in the accompanying Rittenhouse Fund and Innovation Fund Prospectus. The cover page describes how you may obtain further information.

B. RISK FACTORS


The Innovation Fund and the Rittenhouse Fund primarily invest in the equity securities of domestic issuers, exposing the Funds to substantially similar risk factors (see "Similarities of Risks" below). However, due to the differing nature of the Funds' investment practices, the level of risk exposure for the Innovation Fund has historically been greater than the Rittenhouse Fund. Specifically, as compared to the Rittenhouse Fund, the Innovation Fund may be exposed to higher market risk due to its concentration in securities of companies utilizing innovative technologies, its ability to purchase securities which are traded principally in securities markets outside the United States, and its ability to purchase securities of smaller capitalization companies. Generally, higher risk portfolios are expected to provide the potential for greater returns than lower risk portfolios over the long-term. The differences and similarities in risks between the two funds are set forth in greater detail below.



DIFFERENCES IN RISKS



Both Funds seek long-term growth of capital by employing a growth-oriented investment discipline to select stocks; however, the Funds do engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Rittenhouse Fund are different from the risks associated with an investment in the Innovation Fund. An investment in the Rittenhouse Fund may not be appropriate for all Innovation Fund shareholders. For a complete description of the risks of an investment in the Rittenhouse Fund or the Innovation Fund, see the sections in the Funds' Prospectus entitled "Risk Factors."



The primary difference between the Funds is that the Innovation Fund invests in equity securities of issuers using innovative technologies that CCI believes are exhibiting positive momentum and positive earnings surprise, while the Rittenhouse Fund invests substantially all of its assets in equity securities of large-cap blue chip companies with a history of consistent earnings and dividend growth. The Innovation Fund's concentration in companies that utilize innovative technologies exposes it to additional market risk. Technology stocks, especially the stock of less-seasoned companies, tend to be more volatile than the overall stock market. Furthermore, the Rittenhouse Fund focuses on well-known, established large capitalization stocks while the Innovation Fund applies a multi-cap approach, resulting in an increased likelihood that the Innovation Fund may hold small and mid-capitalization companies. As a result, the Innovation Fund may be subject to more market risk than the Rittenhouse Fund. Also, while both Funds may invest in securities of foreign issuers, only the Innovation Fund may invest up to 15% of its assets in securities that are traded principally in securities markets outside the United States. This policy may expose the Innovation Fund to additional risk.



SIMILARITIES OF RISKS



Despite the differences noted above, many of the types of risks faced by the two funds are similar. Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Rittenhouse Fund. Because of these and other risks, you should consider an investment in the Rittenhouse Fund to be a long-term investment. The risks associated with owning shares of the Rittenhouse Fund are described below.



Market risk: As a mutual fund investing all or a portion of its assets in stocks, the Rittenhouse Fund is subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in the Rittenhouse Fund will go up and down with the prices of the securities in which the Rittenhouse Fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.



Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:



- Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.



- Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.



- Foreign markets may be less liquid and more volatile than U.S. markets.



- Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings. Although the following risk factors are not principal risks, they may still affect your investment in the Rittenhouse Fund.



Inflation risk: Like all mutual funds, the Rittenhouse Fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Rittenhouse Fund's assets can decline as can the value of the Rittenhouse Fund's distributions.



Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.



C. THE PROPOSED REORGANIZATION


The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix I to this Prospectus/Proxy Statement.

TERMS OF THE AGREEMENT


Pursuant to the Agreement, the Rittenhouse Fund, a series of the Trust, will acquire all of the assets and the liabilities of the Innovation Fund, also a series of the Trust, on the date of the Closing in consideration for Class A, B, C and R shares of the Rittenhouse Fund.


Subject to the Innovation Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur after the close of business on July 18, 2003 or such later date as soon as practicable thereafter as the Rittenhouse Fund and the Innovation Fund may mutually agree.

On the date of the Closing, the Innovation Fund will transfer to the Rittenhouse Fund all of its assets and liabilities. The Rittenhouse Fund will in turn transfer to the Innovation Fund a number of its Class A, B, C and R shares equal in value to the value of the net assets of the Fund, transferred to the Rittenhouse Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Rittenhouse Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Rittenhouse Fund and the Innovation Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The Innovation Fund will distribute in complete liquidation the Class A, B, C and R shares of the Rittenhouse Fund to the shareholders of the respective class of the Innovation Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

The Innovation Fund has made certain standard representations and warranties to the Rittenhouse Fund regarding its capitalization, status and conduct of business.

The obligations of the parties to the Agreement are conditioned upon, among other things:

A.   the approval of the Reorganization by shareholders of the Innovation Fund;

B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

E. the effectiveness under applicable law of the registration statement of the Rittenhouse Fund of which this Prospectus/ Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended or conditions waived with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Innovation Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Innovation Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.


The Board recommends that you vote to approve the Agreement and the Reorganization, as it believes the Reorganization is in the best interests of the Innovation Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.


DESCRIPTION OF SECURITIES TO BE ISSUED


Shares of Beneficial Interest. Beneficial interests in the Rittenhouse Fund being offered hereby are represented by transferable Class A, B, C and R shares, par value $0.01 per share. The Trust's Declaration of Trust permits the trustees, as they deem necessary or desirable and subject to compliance with the 1940 Act, to further subdivide the shares of the Rittenhouse Fund into one or more other classes of shares.


Voting Rights of Shareholders. Holders of shares of the Rittenhouse Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.


The Rittenhouse Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has two other series, including the Innovation Fund, and the Trustees may, as they deem necessary or desirable, create additional series from time to time. In addition to the specific voting rights described above, shareholders of the Rittenhouse Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of one or more trustees.


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Rittenhouse Fund will establish an account for each Innovation Fund's shareholder containing the appropriate number of shares of the appropriate class of the Rittenhouse Fund. The shareholder services and shareholder programs of the Rittenhouse Fund and the Innovation Fund are substantially identical. Shareholders of the Innovation Fund who are accumulating shares of the Innovation Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Innovation Fund, will retain the same rights and privileges after the Reorganization in connection with the Rittenhouse Fund Class A, B, C or R shares received in the Reorganization through substantially identical plans maintained by the Rittenhouse Fund. State Street Bank and Trust ("State Street"), custodian for the Innovation Fund, serves as the custodian for the assets of the Rittenhouse Fund. No certificates for Rittenhouse Fund shares will be issued as part of the Reorganization except upon request to the Rittenhouse Fund's transfer agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Innovation Fund and shareholders of the Rittenhouse Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, B, C or R shares of the Innovation Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Innovation Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/ Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Trust and the Innovation Fund receive an opinion from Chapman and Cutler substantially to the effect that for federal income tax purposes:

A. The acquisition by the Rittenhouse Fund of the assets of the Innovation Fund in exchange solely for Class A, B, C and R shares of the Rittenhouse Fund and the assumption by the Rittenhouse Fund of the liabilities of the Innovation Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code.

B. No gain or loss will be recognized by the Innovation Fund or the Rittenhouse Fund upon the transfer to the Rittenhouse Fund of the assets of the Innovation Fund in exchange solely for the Class A, B, C and R shares of the Rittenhouse Fund and the assumption by the Rittenhouse Fund of the liabilities of the Innovation Fund.

C. The Rittenhouse Fund's basis in the Innovation Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Innovation Fund immediately prior to the transfer, and the Rittenhouse Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Innovation Fund.

D. No gain or loss will be recognized by the shareholders of the Innovation Fund upon the exchange of their shares of the Innovation Fund for the Class A, B, C and R shares of the Rittenhouse Fund.

E. The aggregate tax basis in the Class A, B, C and R shares of the Rittenhouse Fund received by the shareholders of the Innovation Fund will be the same as the aggregate tax basis of the shares of the Innovation Fund surrendered in exchange therefor.

F. The holding period of the Class A, B, C and R shares of the Rittenhouse Fund received by the shareholders of the Innovation Fund will include the holding period of the shares of the Innovation Fund surrendered in exchange therefor provided such surrendered shares of the Innovation Fund are held as capital assets by such shareholder.

In rendering its opinions, Chapman and Cutler will rely upon certain representations of the management of the Rittenhouse Fund and the Innovation Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Innovation Fund occurring prior to the Closing and post-Closing redemption of shares of the Rittenhouse Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Rittenhouse Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Innovation Fund and its shareholders.

EXPENSES


Because the benefits of the Reorganization are anticipated to accrue almost exclusively to shareholders of the Innovation Fund, the Innovation Fund will pay all of the costs associated with the Reorganization. The trustees of the Innovation Fund believe that these costs will be more than offset over time by the anticipated lower operating costs of the Rittenhouse Fund after the Reorganization. Management of the Innovation Fund estimates that expenses for the Reorganization will equal approximately $200,000. The Innovation Fund has engaged D. F. King to assist in the solicitation of proxies at an estimated cost of $2,500 plus reasonable expenses that will be paid by the Innovation Fund.



The trustees have determined that the foregoing arrangement with respect to expenses is fair and reasonable.



RIGHTS OF SHAREHOLDERS



Both of the Funds are open-end diversified management companies organized as series of a Massachusetts business trust. The Innovation Fund and the Rittenhouse Fund are both series of the Trust. As such, there are no material differences in the rights of shareholders.


LEGAL MATTERS

Certain legal matters concerning the Funds and their participation in the Reorganization, the federal income tax consequences of the Reorganization and the issuance of Class A, B, C and R shares of the Rittenhouse Fund will be passed on by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60606. Chapman and Cutler may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

FINANCIAL STATEMENTS


For condensed financial information for the Innovation Fund and the Rittenhouse Fund, see "Financial Highlights" in the Funds' prospectus accompanying this Prospectus/Proxy Statement.

In addition, the unaudited financial statements for the six months ended January 31, 2003 and the audited financial statements for the fiscal year ended July 31, 2002 for each Fund are included by incorporation in the Statement of Additional Information. Such Statement of Additional Information is incorporated herein by reference.


INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


This Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Innovation Fund and the Rittenhouse Fund is Registration No. 811-08333. Such Prospectus and Statement of Additional Information are incorporated herein by reference.



The Funds are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds (including the Registration Statement relating to the Rittenhouse Fund on Form N-14 of which this Prospectus/Proxy Statement is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.


D. RECOMMENDATION OF THE BOARD


The trustees of the Innovation Fund have unanimously approved the Agreement and have determined that participation in the Reorganization is in the best interests of the Innovation Fund and its shareholders. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AGREEMENT AND REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE RITTENHOUSE FUND AND THE INNOVATION FUND


As of March 31, 2003, the trustees and officers of the Rittenhouse Fund as a group owned less than 1% of the total outstanding shares of the Rittenhouse Fund and as a group owned 6.29% of the Class R shares of the Rittenhouse Fund. The following table sets forth the percentage of each person who, as of May 1, 2003, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Rittenhouse Fund.



---------------------------------------------------------------------
CLASS  NAME AND ADDRESS OF OWNER              PERCENTAGE OF OWNERSHIP
---------------------------------------------------------------------
  A    Merrill Lynch, Pierce, Fenner & Smith                    25.26%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  B    Merrill Lynch, Pierce, Fenner & Smith                    47.78%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  C    Merrill Lynch, Pierce, Fenner & Smith                    47.24%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  R    American Express Trust Co                                41.42%
       Amer Exp Trust Ret Ser Pl
       C/O Pat Brown
       P.O. Box 50534
       AXP Financial Center
       Minneapolis, MN 55405-0534



At the close of business on May 1, 2003, the record date with respect to the Special Meeting of shareholders of the Innovation Fund, there were 613,723 Class A shares, 1,025,972 Class B shares, 1,365,550 Class C shares and 281,370 Class R shares of the Fund. As of March 31, 2003, the trustees and officers of the Innovation Fund as a group owned 1.01% of the total outstanding shares of the Innovation Fund and as a group owned 11.43% of the Class R shares of the Innovation Fund. The following table sets forth the percentage of each person who, as of May 1, 2003, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Innovation Fund. The table also sets forth the proforma percentages of the Rittenhouse Fund shares that would have been owned by such parties if the Reorganization had occurred on May 1, 2003. These amounts may differ at the time of closing.



----------------------------------------------------------------------------------------------
                                                                           ESTIMATED PRO FORMA
                                                                                  OWNERSHIP OF
                                                                                 EACH CLASS OF
                                              PERCENTAGE OF OWNERSHIP         RITTENHOUSE FUND
                                                 OF EACH CLASS OF THE             SHARES AFTER
CLASS  NAME AND ADDRESS OF OWNER                      INNOVATION FUND           REORGANIZATION
----------------------------------------------------------------------------------------------
  A    Merrill Lynch, Pierce, Fenner & Smith                    17.68%                   24.74%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  B    Merrill Lynch, Pierce, Fenner & Smith                    17.27%                   46.18%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  C    Merrill Lynch, Pierce, Fenner & Smith                    17.41%                   44.52%
       For its customers
       Attn: Fund Administration
       4800 Deer Lake Dr E Floor 3
       Jacksonville, FL 32246-6484

  R    American Express Trust Co                                48.88%                   42.56%
       Amer Exp Trust Ret Ser Pl
       C/O Pat Brown
       P.O. Box 50534
       AXP Financial Center
       Minneapolis, MN 55405-0534



B. SHAREHOLDER PROPOSALS


As a general matter, the Rittenhouse Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by state law or the 1940 Act. In the event the Reorganization is not consummated, the Innovation Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by state law or the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Rittenhouse Fund or the Innovation Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. INFORMATION INCORPORATED BY REFERENCE


For more information with respect to the Innovation Fund or the Rittenhouse Fund concerning the following topics, please refer to the current prospectus of the Innovation Fund and the Rittenhouse Fund accompanying this Prospectus/Proxy
Statement: (i) see the discussion "The Funds" and "How We Manage Your Money" for further information regarding the Innovation Fund and the Rittenhouse Fund investment policies, performance and expenses; (ii) see the discussion "How We Manage Your Money -- Who Manages the Funds" for further information regarding management of the Innovation Fund and the Rittenhouse Fund; and (iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.


D. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE


A discussion of the performance of the Rittenhouse Fund taken from its Semiannual Report to shareholders dated January 31, 2003, is set forth below. It is followed by a discussion of the performance of the Rittenhouse Fund taken from its Annual Report to shareholders for the fiscal year ended July 31, 2002.

SEMIANNUAL REPORT DISCUSSION



Nuveen Rittenhouse Growth Fund Portfolio Managers' Comments



We recently spoke with John P. Waterman, chief investment officer of Rittenhouse, a unit of Nuveen Investments, Inc. and portfolio manager of the Nuveen Rittenhouse Growth Fund. John offered his thoughts on general economic and market conditions, and on the performance of the Fund for the period ended January 31, 2003.



Q. WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS OVER THE PERIOD COVERED BY THIS REPORT?



A. In our last shareholder report dated July 31, 2002, we observed that many were worried about the potential for a double-dip recession. For the most part, those worries eased during the six months ended January 31, 2003, as the economy continued to improve at a moderate pace. Corporate earnings began to recover during the third and fourth quarters of 2002, and inflation and interest rates stayed at historically low levels. Unfortunately, the generally favorable news did not translate into sustained better performance for most stocks. Except for a six-week period during the fourth quarter of last year, valuations of many stocks continued to fall, even for a number of companies that reported surprisingly strong earnings. Ongoing concerns about corporate accounting, terrorist threats, and the potential for war in Iraq contributed to these declining valuations.



Q. IN THIS ENVIRONMENT, HOW DID THE FUND PERFORM?



A. Despite the relatively unfavorable conditions for the common stocks of many growth-oriented companies, we were disappointed by the Fund's performance over the twelve months ended January 31, 2003. These results, as well as relevant benchmarks, are shown in the accompanying table on page 10.



   For this period, the Fund's total return of -26.87% trailed the Standard & Poor's 500 Index, which returned -23.02 percent over the same time frame. The Fund's focus on large-cap growth stocks, among the market's worst performers in 2002, hurt the Fund's performance relative to the S&P 500, which includes a variety of value and smaller-cap stocks as well as larger-cap growth issues.



   The Fund did outperform two common measures of large-cap growth stock performance; the Russell 1000 Growth Index, which returned -29.07 percent, and the Lipper Large-Cap Growth Funds Index, which returned -28.44 percent during the twelve months ended January 31, 2003.



   While not pleased with these results, we take some satisfaction in outperforming the two growth stock benchmarks, and we believe better days lie ahead if the economy continues to improve in the coming months and years.



-----------------------------------------------------------------------
CLASS A SHARES -- ONE-YEAR TOTAL RETURNS
AS OF 1/31/03
-----------------------------------------------------------------------
Nuveen Rittenhouse Growth Fund(1)                               -26.87%
S&P 500(2)                                                      -23.02%
Russell 1000 Growth Index(3)                                    -29.07%
Lipper Large-Cap Growth Funds Index(4)                          -28.44%
-----------------------------------------------------------------------



(1) Performance figures are for Class A shares at net asset value as of January 31, 2003. Current performance may be less than the performance shown.



(2) The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.



(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index represents companies with an average market capitalization of approximately $11 billion and a median market capitalization of approximately $3.5 billion. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.



(4) The Lipper Large-Cap Growth Fund Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. The index returns assume reinvestment of dividends but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

Q. WHAT WAS YOUR MANAGEMENT STRATEGY DURING THE REPORTING PERIOD?



A. We kept our basic strategy the same, looking for highly regarded, blue-chip, market leading growth companies that have distinguished themselves over time. With the market environment so uncertain during much of the reporting period, we redoubled our efforts to find quality companies displaying consistent earnings growth.



   The portfolio continued to include a mix of what we categorized as stable-growth stocks and, to a lesser extent, cyclical-growth stocks. We define stable-growth companies as those with a history of generating steady earnings regardless of the overall economic environment, while we see cyclical-growth stocks as those tending to have rising earnings when the economy is improving. In the market conditions prevalent over the reporting period, we believed a mix of stable- and cyclical-growth stocks would help diversify the Fund and reduce its overall risk. In particular, we wanted the Fund to own companies that could deliver positive earnings in both good and bad economic times, and we wanted to avoid owning deep cyclicals, companies whose earnings are strongly correlated to economic fluctuations.



   In another tactic to potentially reduce risk, we increased the Fund's diversification by owning a few more stocks than usual. As of the end of the reporting period, we owned 37 stocks in the Fund, up from 36 when the period began and from the approximately 30 to 32 we prefer to own during more favorable market conditions.



Q. WHICH STOCKS HELPED FUND PERFORMANCE DURING THE REPORTING PERIOD?



A. The Fund's results were helped by two stocks -- Oracle, a software company, and Nokia, the Finnish mobile phone maker. Despite the generally weak, and in some cases negative, earnings delivered by many technology and telecommunications companies during the period, both Oracle and Nokia fared relatively very well and continued to grow their profits. Consistent with our investment philosophy, we owned Oracle and Nokia because we believed they had strong fundamentals and were leaders in their industry, factors that worked to the Fund's benefit during the period.



   Investments in Sysco and SLM also helped the Fund. We consider both to be stable-growth companies, and they continued to deliver strong earnings despite the difficult economy. Sysco, which we cited as a strong performer in our last shareholder report, is the largest food distributor in the United States. SLM (formerly Sallie Mae) finances student loans. As investors became attracted to these companies, their valuations rose and eventually became what we considered to be somewhat expensive. We have kept our positions in these firms small and will continue to monitor them closely for signs of decline.



Q. WERE YOU DISAPPOINTED BY ANY OF THE FUND'S INVESTMENTS?



A. Two of the Fund's biggest disappointments over this period were medical products maker Baxter International and home retailer Home Depot (both subsequently sold). Both companies delivered positive earnings growth, yet saw their stock prices decline because of questions about their growth outlooks. This experience highlights how difficult a stock-selection environment it has been, and how frustrating it can be to select stocks with solid fundamentals and earnings and watch their prices go down anyway.



   However, the Fund's worst performer during the period was Electronic Data Systems (EDS), a systems management and consulting firm. Unlike Baxter and Home Depot, EDS reported earnings that were substantially below the expectations of many analysts. This performance was both surprising and disappointing, since EDS has a number of long-term contracts and a diversified client base, and many considered an EDS holding to be relatively defensive in these markets. We subsequently sold our modest position in EDS.



   Also hurting performance were investments in semiconductor manufacturer Texas Instruments and conglomerate General Electric. Texas Instruments declined in value along with the entire semiconductor industry, yet we maintained our investment in the company because we wanted to be positioned to benefit should market conditions turn around. GE saw its earnings growth decelerate significantly during the period, the result of weakness in some of its key business units. Here, too, we maintained our position because the company has a relatively high dividend yield, an outstanding credit rating, and its stock appears to be trading at a reasonable valuation, all factors that may set the stage for better future performance.



Q. WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND OVER THE COMING MONTHS?



A. We are prepared for a variety of potential economic scenarios, but we believe that the most likely one is a continued slow recovery. Because a large part of the Fund's portfolio consists of companies whose earnings have tended to hold up in a slow-growth economy, we think we're well positioned for such a scenario.



   Regardless of what happens in the economy, we believe that the stocks we own are positioned to deliver solid earnings in 2003. They also appear to be reasonably valued. In fact, it is our opinion that large-cap growth stocks, after several years of underperformance relative to value and small-cap stocks, are more attractively priced than they have been in the last few years. Though there's no way to know when large-cap growth stocks will recover, we're optimistic about the long-term potential of the market-leading companies we seek to own in the Fund.



   The views expressed here reflect those of the Fund's portfolio manager and are subject to change at any time, based on market and other conditions. Past returns do not guarantee future performance.



ANNUAL REPORT DISCUSSION


Nuveen Rittenhouse Growth Fund Portfolio Manager's Comments

To help you better understand your investment, we recently sat down with John P. Waterman, chief investment officer of Rittenhouse Investment Management and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent Fund performance. The following discussion focuses on factors that influenced Fund results between August 1, 2001, and July 31, 2002.

Q. HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

A. With growth investing -- and, in particular, large-capitalization growth investing -- out of favor throughout the period, it was a challenging market environment for our management style. For the 12 months ended July 31, 2002, the Fund declined 26.92 percent (Class A shares at net asset value). These results lagged the performance of the broad stock market, measured by the Standard & Poor's (S&P) 500 Index(2), which fell 23.63 percent. This relative under-performance stems from the presence in the S&P 500 of small-cap and value stocks, which we don't invest in but did much better than the typical large-cap growth stock. Relative to other measures of large-cap growth performance, however, the Fund fared better, with the Russell 1000 Growth Index(3) declining 28.75 percent and the Lipper Large-Cap Growth Funds Index(4) losing 27.98 percent.

-----------------------------------------------------------------------
ONE-YEAR TOTAL RETURNS
AS OF 7/31/02
-----------------------------------------------------------------------
Nuveen Rittenhouse Growth Fund(1)                               -26.92%
S&P 500 Index(2)                                                -23.63%
Russell 1000 Index(3)                                           -28.75%
Lipper Large-Cap Growth Funds Index(4)                          -27.98%
-----------------------------------------------------------------------

(1) Performance figures are quoted for Class A shares at net asset value as of July 31, 2002. Current performance may be less than the performance shown.

(2) The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

(4) The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

Q. WHAT MADE THE ENVIRONMENT SO CHALLENGING FOR GROWTH INVESTORS?

A. Corporate earnings have fallen dramatically in recent years, with recent declines among the most severe since before World War II. In such an environment, it was difficult to find companies demonstrating enough earnings growth to inspire our confidence. Even when we found businesses we believed could deliver relatively strong earnings growth, more often than not these companies saw their valuations decline because of other factors, such as investor concern about corporate accounting, worldwide terrorism, and a muted economic recovery.

   In describing recent market conditions, we're reminded of a quote from Warren Buffett, "Be fearful when people are greedy and greedy only when others are fearful." A few years ago, investors were extremely optimistic about stocks. Now they seem to ignore positive reports and focus entirely on negative news, in the process depressing stock valuations. In our view, the optimists were too optimistic then and the pessimists may be too pessimistic now.

Q. IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A. Our approach was to stay diversified on a stock and economic sector basis, and to take a steady long-term view. We continued to invest in what we believe to be solid, financially strong, blue-chip companies with the potential to realize strong earnings growth over time. Our focus was on stable growth stocks as well as "soft cyclical" growth stocks. Stable growers have tended to realize steady earnings growth year after year, regardless of what's happening in the economy, while soft cyclicals have tended to grow somewhat more quickly as the economy rebounds. Having both in the portfolio helps anchor the Fund during a slow economy while also allowing it the potential to benefit from a market rebound when the economy recovers.

   Owning more stocks than usual was another way we sought to moderate investment risk. As of the end of the period, we owned 36 high quality names in the Fund, up from the 30 to 32 stocks that we tended to own at most times in recent years. By owning more stocks, we believed we were providing shareholders additional protection against an unexpected decline in any single holding.

Q. WHICH OF YOUR INVESTMENTS WERE STRONG PERFORMERS?

A. Our investment in Walgreens, the second-largest drugstore chain in the United States, was successful. Despite the difficult economy, the company managed to deliver rock-solid earnings and currently plans to add more than 300 new stores around the country. Recent expansion has helped increase their profits, as has the nationwide growth in pharmaceutical sales. Walgreens is extremely well managed and has a very strong balance sheet -- exactly the type of company we prefer during uncertain economic times.

   Another solid performer for the Fund was Wells Fargo, a large regional banking chain. Unlike other financial institutions, Wells Fargo has limited exposure to international investment banking and brokerage businesses, which have been especially hard hit by the global economic and market downturn. The company focuses on more traditional lending businesses, such as mortgages and consumer finance, which have benefited from low interest rates.

   The Fund also benefited from owning SYSCO, which is the largest food distributor in the U.S., and is a supplier for hotels, restaurants, and other institutions. Unlike its phonetic namesake, Cisco Systems, SYSCO is not widely known by name. Yet if you start looking around, you'll invariably notice the company's trucks on the highways. Over the years, SYSCO has been a consistent performer with a long track record of strong earnings growth.

Q. WERE YOU DISAPPOINTED BY ANY OF YOUR STOCK PICKS?

A. Tyco International was a big disappointment during the period. In the wake of the Enron accounting disaster, investors became nervous about owning any company with suspect financial statements. Although there was no evidence that Tyco used improper accounting, there were concerns that the company depended too heavily on acquisitions to generate earnings growth. The more questions investors raised, the more Tyco began having difficulties convincing financers that the company was fundamentally sound. These problems led to a downgrading of the company's credit rating, prompting us to sell the stock in April 2002 even though we believed the company was a victim of circumstances. In hindsight, our sale proved to be fortuitous. Several months later, Tyco's CEO was indicted on sales tax fraud, which further pressured the company's stock.

   Drug maker Bristol-Myers Squibb also dragged down Fund results. Early in 2002, we cut back our position in this stock, believing that the company's new hypertension medicine, Vanlev, would face a difficult road to regulatory approval; a prediction that ultimately proved accurate. Later in the period, Bristol-Myers unexpectedly announced an enormous inventory glut that would lead to sharply reduced earnings. The stock declined sharply on the news, leading us to sell the rest of our position.

   AOL Time Warner, a media conglomerate, was a third poor performer. We invested in the company because we wanted exposure to the media industry. We were also attracted to AOL's high level of recurring subscription revenues -- a quality that meant more predictable earnings growth compared to that of other media companies. Yet the company's stock price soon fell as concerns arose about weak advertising revenue growth and the potential restructuring of some of the company's business partnerships. We also became worried about AOL's increasing debt load and whether it might drag down the company's credit rating. These concerns led us to sell the stock, though, unfortunately, not before AOL's weakness negatively affected Fund performance.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We are optimistic about the portfolio's current makeup.

The Fund includes businesses that we believe may grow their earnings on a relatively consistent basis. It also includes companies poised to potentially outperform if the economy rebounds. Furthermore, after several years of poor stock performance, valuations for large-cap growth stocks are now at levels we haven't seen since the early 1990s. The combination of strong earnings fundamentals and reasonable valuations is, in our opinion, a favorable long-term trend.

In this environment, we'll continue to follow our stock selection strategy, focusing on earnings and ensuring that the Fund remains adequately diversified to moderate risk. While such an approach produced mixed results in the extremely difficult bear market conditions of the past year, we continue to believe that choosing strong companies with strong fundamentals can generate long-term success for shareholders.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Innovation Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Innovation Fund does not utilize cumulative voting.


Each valid proxy given by a shareholder of the Innovation Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Agreement and the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." At least a majority of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Innovation Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Innovation Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.


Shareholders of the Rittenhouse Fund are not required to approve the Agreement and the Reorganization.



APPROVAL OF THE AGREEMENT AND THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE INNOVATION FUND ENTITLED TO VOTE. WITH THE CLASS A, CLASS B, CLASS C AND CLASS R SHAREHOLDERS VOTING TOGETHER AS A SINGLE CLASS. THE "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" IS DEFINED IN THE 1940 ACT AS THE LESSER OF THE VOTE OF (I) 67% OR MORE OF THE SHARES OF THE FUND ENTITLED TO VOTE THEREON PRESENT AT THE MEETING IF THE HOLDERS OF MORE THAN 50% OF SUCH OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY; OR (II) MORE THAN 50% OF SUCH OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE THEREON.


In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the persons named in the proxies determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Innovation Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. If the adjournment is approved, the date, time and place of the new meeting will be announced at the time of adjournment, and no further notice of the new meeting time and date will be given to shareholders.

Proxies of shareholders of the Innovation Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.


May 9, 2003


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                   APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization (the "Agreement") is made as of May 6, 2003, by and between the Nuveen Rittenhouse Growth Fund (the "Acquiring Fund"), a series of the Nuveen Investment Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), and the Nuveen Innovation Fund (the "Acquired Fund"), also a series of the Trust.


                                  WITNESSETH:

WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:


1. PLAN OF TRANSACTION


A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund having aggregate net asset value in an amount equal to the aggregate value of Class A, Class B, Class C and Class R shares, respectively, of the Acquired Fund determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's liabilities as described in Section 3E hereof (the "Liabilities"). The calculation of full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the Amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of Class A, Class B, Class C or Class R shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.


2. CLOSING OF THE TRANSACTION



Closing Date. The closing shall occur July 18, 2003 or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").



3. PROCEDURE FOR REORGANIZATION


A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.


D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section B hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest of the Acquired Fund shall become null and void.


E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.


F. Expenses. In the event that the transactions contemplated herein are consummated the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies;
    (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.


G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES

The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

B. Registration. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified series of the Trust. The Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters' rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended July 31, 2002, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of July 31, 2002 and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund
   (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund for the period ended January 31, 2003 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Trust's Board of Trustees, including as to the determinations required by Rule 17a-8 under the 1940 Act, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.


I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligations to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act of 1933 (the "Securities Act"), the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired
    Fund).

J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

L. Tax Qualification. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by
    Section 852 of the Code for each of its taxable years on or prior to the Closing Date.

M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

N. Further Representations. The Acquired Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Acquired Fund shareholder will be approximately equal to the fair market value of the Acquired Fund shares surrendered in the reorganization; there is no present plan or intention by the Acquired Fund shareholders who own 5 percent or more of the Acquired Fund shares and, to the knowledge of the Acquired Fund, there is no present plan or intention by the remaining Acquired Fund shareholders to sell, exchange, or otherwise dispose of to Acquiring Fund or any person related to Acquiring Fund a number of Acquiring Fund Shares received in the reorganization that would reduce the Acquired Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the reorganization, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund shares as of the same date. For the purposes of this representation, Acquired Fund shares exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Acquiring Fund Shares will be treated as outstanding Acquired Fund shares on the date of the reorganization. Moreover, Acquired Fund shares and Acquiring Fund Shares held by Acquired Fund shareholders and otherwise sold, redeemed or disposed of to Acquiring Fund or Acquired Fund or any person related to either prior or subsequent to the reorganization will be considered in making this representation; there is no intercorporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired or will be settled at a discount; Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code; the fair market value of the assets of Acquired Fund will equal or exceed the sum of the liabilities to which such assets are subject. Any liabilities assumed by Acquiring Fund were incurred by Acquired Fund in the ordinary course of business. Acquired Fund will distribute the Acquiring Fund Shares, securities and other property it receives in the transaction, and any other properties held by it in pursuance of the plan of reorganization.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES

The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

A. Organization. The Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B. Registration. The Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Trust. The Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended July 31, 2002, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of July 31, 2002 and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund
   (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended January 31, 2003, and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, including as to the determinations required by Rule 17a-8 under the 1940 Act, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.



I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not
    (i) violate any provision of the Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).


J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Shares of the Acquiring Fund Registration. The Acquiring Fund Shares to be issued pursuant to Section I hereof will be duly registered under the Securities Act and all applicable state securities laws.

L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section I hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) by the Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

N. Tax Qualification. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

O. Further Representations. The Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund prior to the reorganization solely in exchange for voting shares of Acquiring Fund. For the purposes of this representation, amount paid by Acquired Fund to dissenters, amounts used by Acquired Fund to pay its reorganization expenses, amounts paid by Acquired Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for regular, normal dividends) made by Acquired Fund immediately preceding the transfer will be included as assets of Acquired Fund held immediately prior to the transaction. Acquiring Fund further represents that: Acquiring Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Shareholder will be approximately equal to the fair market value of the Acquired Fund Stock surrendered in the reorganization; Acquiring Fund has no plan or intention to reacquire any of its stock issued in the reorganization other than through the ordinary course of business; there is no inter-corporate indebtedness existing between Acquiring Fund and Acquired Fund that was issued, acquired or will be settled at a discount and Acquiring Fund does not own, directly or indirectly, not has it owned during the past five years, directly or indirectly, any stock of Acquired Fund. Following the reorganization, Acquiring Fund will have the same officers as Acquired Fund. Following the reorganization, Acquiring Fund will have the same investment advisor as Acquired Fund. Following the reorganization, Acquiring Fund will continue, as part of its overall investment strategy, to invest stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies, which was the overall investment strategy of Acquired Fund before the reorganization. Following the reorganization, Acquiring Fund will continue to actively manage its investments, including the assets acquired from Acquired Fund and retained by Acquiring Fund. Following the reorganization, Acquiring Fund will use at least one-fifth of Acquired Fund's historic business assets in a business and has no plan or intention to sell any of such one-fifth of Acquired Fund's historic business assets other than in the ordinary course of conducting Acquiring Fund's trade or business.


6. COVENANTS

During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

A. Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

C. Preparation of the Registration Statement and the Prospectus/Proxy
   Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).


E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.



F. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.



G. Brokers or Finders. Each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.



H. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.



I. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.



J. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler, counsel to the Acquired Funds, to render the tax opinion contemplated herein.



K. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.


7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:


A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund.


B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.


G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Chapman and Cutler, counsel for the Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Acquiring Fund has been duly designated as a series of the Trust pursuant to the terms of the Declaration of Trust of the Trust;
   (iii) the Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Trust or Acquiring Fund of the transactions contemplated thereby violate the Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Trust as being applicable to the Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund, (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except as may be required under the securities laws of the Commonwealth of Massachusetts or such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.



H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in this Agreement are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.


8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:


A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund.


B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints, Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.


G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Chapman and Cutler, counsel for the Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Acquired Fund has been duly designated as a series of the Trust pursuant to the terms of the Declaration of Trust of the Trust; (iii) the Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Trust or Acquired Fund of the transactions contemplated thereby violate the Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Trust as being applicable to the Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and
   (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except as may be required under the securities laws of the Commonwealth of Massachusetts or as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically consider the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.


H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.


I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund dated as of the Closing Date, certifying that (i) the representations and warranties set forth in this Agreement are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:


          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

          (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;


          (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement or otherwise approved by the Acquiring Fund;

          (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

          (5) any amendment of the Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION

A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund, provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which would have a material adverse affect on the interests of the Acquired Fund's shareholders without obtaining Acquired Fund's shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

        (1) by the mutual consents of the Board of the Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;


        (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure such breach after receipt of notice thereof;



        (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof; or



        (4) by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2003 (provided that the rights to terminate this Agreement pursuant to subsection (C)(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the result of or resulted in the failure of the Closing to occur on or before such date).


10. REMEDIES

In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11. SURVIVAL

The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606,
Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS


The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending July 31, 2000, July 31, 2001 and July 31, 2002; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.


15. GENERAL

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY


Consistent with the Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this Agreement is executed on behalf of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.


IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          The TRUST, on behalf of ACQUIRING FUND


                                          By: Gifford R. Zimmerman

                                            ------------------------------------


                                          Title: Chief Administrative Officer

                                             -----------------------------------

Attest: Virginia O'Neal

      ------------------------------------------------------


Title: Assistant Secretary

     -------------------------------------------------------


                                          The TRUST, on behalf of ACQUIRED FUND



                                          By: Gifford R. Zimmerman

                                            ------------------------------------


                                          Title: Chief Administrative Officer

                                             -----------------------------------

Attest: Virginia O'Neal

      ------------------------------------------------------


Title: Assistant Secretary

     -------------------------------------------------------

                                    ANNEX A
                     FORM OF CHAPMAN AND CUTLER TAX OPINION

                                     [DATE]


Nuveen Investment Trust II and its series,


Nuveen Innovation Fund

333 W. Wacker Drive
Chicago, IL 60606


Nuveen Investment Trust II and its series,


Nuveen Rittenhouse Growth Fund

333 W. Wacker Drive
Chicago, IL 60606


Re: Federal Income Tax Consequences of Reorganization of Nuveen Innovation Fund


Ladies and Gentlemen:


You have requested our opinion regarding certain United States federal income tax consequences in connection with the transfer of the property, assets, and goodwill of Nuveen Innovation Fund (the "Acquired Fund"), a series investment portfolio of Nuveen Investment Trust II, a Massachusetts business trust ("Nuveen Funds"), to Nuveen Rittenhouse Growth Fund (the "Acquiring Fund"), also a series investment portfolio of Nuveen Funds, in exchange solely for shares of the Acquiring Fund issued by Nuveen Funds, pursuant to the Agreement and Plan of Reorganization dated as of May 6, 2003 (the "Agreement") (the transaction in its entirety being hereinafter referred to as the "Reorganization"). Capitalized terms used in this letter without definition shall have the meanings given them in the Agreement.



For purposes of this opinion, we have examined and relied upon the accuracy and completeness of the facts, information, covenants, statements and representations contained in originals or copies of the Agreement, the exhibits attached thereto, the Registration Statement on Form N-14 filed by Nuveen Funds on May 7, 2003 with the Securities and Exchange Commission, and such other documents and instruments as we have deemed necessary or appropriate. In our examination of the foregoing materials, we have assumed the genuineness of all signatures, legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as copies. We have assumed that such documents reflect all the material facts relating to the Reorganization. In addition, we have assumed that the Reorganization will be consummated in accordance with the terms of such documents and that none of the material terms and conditions contained therein will have been waived or modified prior to the consummation of the Reorganization.


In rendering this opinion, we are relying upon the representations and warranties made by the Acquiring Fund and the Acquired Fund in the Agreement. We have not been asked to, nor have we undertaken to, verify the accuracy of these and other representations made to us. In this regard, we have assumed that any representation made "to the best of knowledge," "to the knowledge" or similarly qualified is correct without such qualification. As to all matters in which a person making a representation has represented that such person either is not a party to, does not have, or is not aware of, any plan or intention, understanding or agreement, we have likewise assumed that there is in fact no such plan, intention, understanding, or agreement.

Based upon and subject to the foregoing, it is our opinion that, for federal income tax purposes:

          1. The completion of the Reorganization, as set forth and provided in the Agreement, will constitute a "reorganization" within the meaning of
     Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquired Fund and the Acquiring Fund will each be a party to a "reorganization" within the meaning of Section 368(b) of the Code.

          2. In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for the issuance of shares of the Acquiring Fund in the Reorganization, or on the distribution of such shares of the Acquiring Fund to shareholders of the Acquired Fund.

          3. In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of the Acquired Fund to the extent such shareholder receives shares of the Acquiring Fund in exchange for shares of the Acquired Fund.

          4. In accordance with Section 358(a) of the Code, the tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund in connection with the Reorganization will, in the aggregate, be the same as the basis, in the aggregate, of shares of the Acquired Fund surrendered by such shareholder in exchange therefor.

          5. In accordance with Section 1223(1) of the Code, the holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund in the Reorganization will be determined by including such shareholder's holding period for shares of the Acquired Fund exchanged therefor, provided that such shares were held by such shareholder as capital assets.


We express no opinion as to the tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except the Reorganization. We also note that certain shareholders of the Acquired Fund may be subject to special rules because of their particular federal income tax status and that the tax consequences of the Reorganization to such shareholders may accordingly differ from the ones of general application that are described above. This opinion is intended to satisfy the condition precedent to the Reorganization set forth in Section 8.F of the Agreement, is being furnished to you solely for that purpose, and may not be relied upon by any other person without our express written consent.


Our opinion is based upon the Code, Treasury regulations (proposed, temporary and final) promulgated thereunder, judicial decisions, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant, all as in effect on the date hereof. All such legal authorities are subject to change, either prospectively or retroactively. We are not undertaking hereby any obligation to advise you of any changes in the applicable law subsequent to the date hereof, even if such changes materially affect the tax consequences of the Reorganization that are set forth above.

If any of the facts, assumptions or representations on which our opinion are based is incorrect, we expect you to advise us so that we may consider the effect, if any, on our opinion.

Our opinion has no binding effect on the Internal Revenue Service or the courts of any jurisdiction. No assurance can accordingly be given that, if the matter were contested, a court would agree with the legal conclusions set forth above.

                                          Sincerely,

                                          CHAPMAN AND CUTLER

                                   ATTACHMENT




      NUVEEN RITTENHOUSE GROWTH FUND AND NUVEEN INNOVATION FUND PROSPECTUS

  DATED OCTOBER 7, 2002 AND SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31, 2003



   [INCORPORATED BY REFERENCE TO THE PROSPECTUS FILED PURSUANT TO RULE 497 ON
                              OCTOBER 9, 2002, AND
THE SUPPLEMENT FILED PURSUANT TO RULE 497 ON APRIL 1, 2003, FILE NO. 333-33607]

                                 [NUVEEN LOGO]

       Nuveen Investments, LLC
       333 West Wacker Drive
       Chicago, IL 60606-1286

       www.nuveen.com                                                    INN0503

                         NUVEEN RITTENHOUSE GROWTH FUND
                                   a Series of
                           NUVEEN INVESTMENT TRUST II
                               333 West Wacker Dr.
                             Chicago, Illinois 60606
                            Telephone: (312) 917-7700

STATEMENT OF ADDITIONAL INFORMATION

Special Meeting of Shareholders of the Nuveen Innovation Fund, a Series of Nuveen Investment Trust II.



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated May 9, 2003 of Nuveen Investment Trust II (the "Trust") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Nuveen Innovation Fund (the "Innovation Fund"), to be held on July 16, 2003. At the Special Meeting shareholders of the Innovation Fund will be asked to approve the combination of the Innovation Fund with the Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund"), a series of the Trust (the "Reorganization") as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-257-8787.



Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.



     A Statement of Additional Information for the Trust dated October 7, 2002 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Annual and semiannual reports for the Innovation Fund and for the Rittenhouse Fund, including financial statements for each fund's most recent fiscal year, are attached hereto as Appendices II and III and are incorporated herein by reference.



     The date of this Statement of Additional Information is May 9, 2003.

                                TABLE OF CONTENTS
RITTENHOUSE FUND HISTORY.......................................................2
DESCRIPTION OF THE RITTENHOUSE FUND AND ITS INVESTMENTS AND RISKS..............2
MANAGEMENT OF THE RITTENHOUSE FUND.............................................3
INVESTMENT ADVISORY AND OTHER SERVICES.........................................3
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................3
CAPITAL STOCK AND OTHER SECURITIES.............................................3
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................................3
TAXATION OF THE RITTENHOUSE FUND...............................................3
UNDERWRITERS...................................................................3
CALCULATION OF PERFORMANCE DATA................................................3
FINANCIAL STATEMENTS...........................................................4


Appendix I--Nuveen Investment Trust II Statement of Additional Information dated October 7, 2002.

Appendix II--Nuveen Rittenhouse Growth Fund and Nuveen Innovation Fund Annual Report containing Audited Financial Statements dated July 31, 2002.


Appendix III-- Nuveen Rittenhouse Growth Fund and Nuveen Innovation Fund Semiannual Report containing Unaudited Financial Statements dated January 31, 2003.






RITTENHOUSE FUND HISTORY


     This Statement of Additional Information relates to Nuveen Investment Trust II, a Massachusetts business trust (the "Trust"), and Nuveen Rittenhouse Growth Fund (the "Fund"), an investment portfolio of the Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate portfolio of shares of beneficial interest of the Trust. For further information concerning the Trust and the Fund in general see the headings "General Information" and "General Trust Information" in the Statement of Additional Information attached hereto as Appendix I.


DESCRIPTION OF THE RITTENHOUSE FUND AND ITS INVESTMENTS AND RISKS



     For a discussion of the Rittenhouse Fund's investment objectives and techniques and related investment policies, see heading "Investment Policies and Techniques" in the Trust's Statement of Additional Information attached hereto as Appendix II. For a discussion of the fundamental and nonfundamental investment policies of the Rittenhouse Fund adopted by the Trust's Board of Trustees, see heading "Investment Policies and Restrictions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

MANAGEMENT OF THE RITTENHOUSE FUND


     For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Fund, see heading "Management" in the Trust's Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES


     For a discussion of the Rittenhouse Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Manager and Sub-Adviser" and "Distribution and Service Plans," in the Trust's Statement of Additional Information attached hereto as Appendix I.


     BROKERAGE ALLOCATION AND OTHER PRACTICES

     For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

     CAPITAL STOCK AND OTHER SECURITIES

     For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see headings "General Trust Information" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For a description of the purchase and redemption procedures for the Trust's shares and a discussion of the Trust's valuation and pricing procedures, see headings "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" and "Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.


     TAXATION OF THE RITTENHOUSE FUND



     For a discussion of any tax information relating to ownership of the Rittenhouse Fund's shares, see heading "Tax Matters" in the Trust's Statement of Additional Information attached hereto as Appendix I.


     UNDERWRITERS

     For a discussion of the Trust's underwriters, see heading "Distribution and Service Plans" in the Trust's Statement of Additional Information attached hereto as Appendix I.

     CALCULATION OF PERFORMANCE DATA

     For a description and quotation of certain performance data used by the Trust, see heading "Performance Information" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL STATEMENTS


Audited financial statements for the Innovation Fund and the Rittenhouse Fund for each Fund's most recent fiscal year ended July 31, 2002, and the report thereon by PricewaterhouseCoopers LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein.



     The semiannual report for the Innovation Fund and the Rittenhouse Fund, which include unaudited financial statements, dated January 31, 2003, is attached hereto as Appendix III and is incorporated by reference herein.



Because the net asset value of the Innovation Fund does not exceed ten percent of the Rittenhouse Fund's net asset value as of May 5, 2003, pro forma financial statements for the Innovation Fund and the Rittenhouse Fund are not included.

                                   APPENDIX I

     Nuveen Investment Trust II Statement of Additional Information


     [incorporated by reference to the Statement of Additional Information filed pursuant to Rule 497 on October 10, 2002, and the supplement filed pursuant to Rule 497 on January 23, 2003, file no. 333-33607]

                                   APPENDIX II


     Nuveen Innovation Fund and Nuveen Rittenhouse Growth Fund Annual Report dated July 31, 2002 [incorporated by reference to the annual report filed on October 4, 2002, file no. 811-08333]

                                  APPENDIX III


Nuveen Innovation Fund and Nuveen Rittenhouse Growth Fund Semiannual Report dated January 31, 2003 [incorporated by reference to the semiannual report filed on March 26, 2003, file no. 811-08333]

PART C: OTHER INFORMATION

Item 15: Indemnification

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person:

     (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

     (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

     (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

     (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.
As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
-----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the

Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits:

(1)(a).   Declaration of Trust of Registrant.(1)
(1)(b). Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
(1)(c). Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
(1)(d). Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
(1)(e). Amended Establishment and Designation of Series dated September 11, 2000.(9)
(1)(f).   Form of Amended Designation of Series dated October 7, 2002.(12)
(2).      By-Laws of Registrant.(1)
(3).      Not applicable.

(4).      See Appendix I attached to the Prospectus/Proxy Statement.

(5).      Specimen certificate of Shares of the Registrant.(2)
(6)(a). Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(2)
(6)(b). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Rittenhouse.(2)
(6)(c). Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(7)
(6)(d). Investment Sub-Advisory Agreements between Nuveen Institutional Advisory Corp. and Columbus Circle Investors, LLC.(7)
(6)(e). Form of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment Management Company, LLC.(12)
(6)(f). Renewal of Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(12)
(7)(a).   Distribution Agreement between Registrant and Nuveen Investments.(4)
(7)(b). Renewal of Distribution Agreement between Registrant and Nuveen Investments.(11)
(7)(c). Renewal of Distribution Agreement between Registrant and Nuveen Investments.(12)
(7)(d).   Form of Dealer Distribution and Shareholder Servicing Agreement.(13)

(8).      Not applicable.
(9)(a). Transfer Agency and Service Agreement between certain Nuveen Open-End Investment Companies and State Street Bank and Trust Company.(16)
(9)(b). Master Custodian Agreement between certain Nuveen Funds and State Street Bank and Trust Company.(16)
(10)(a). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares for the Registrant dated July 24, 1997 (as amended May 17, 1998).(3)
(10)(b).  Multi-Class Plan.(2)
(11)(a).  Opinion and Consent of Chapman and Cutler dated May 6, 2003.(17)
(11)(b).  Opinion and Consent of Bingham McCutchen LLP dated May 6, 2003.(17)
(12)      Opinion and Consent of Chapman and Cutler dated May 6, 2003.(17)

(13).     Not applicable.

(14).     Consent of Independent Accountants.(17)

(16)(a). Original Power of Attorney for Messrs. Schwertfeger, Bennett, Evans, Kissick and Leafstrand and Ms. Wellington, Trustees, authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(14)
(16)(b). Original Power of Attorney for Mr. Bacon, Trustee, authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(15)

(17).     Form of Proxy.(17)


--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(12) Incorporated by reference to the post-effective amendment no. 10 filed on Form N-1A for Registrant.
(13) Incorporated by reference to the post-effective amendment no. 11 filed on Form N-1A for Registrant
(14) Incorporated by reference to the registration statement filed on Form N-14 for Registrant on March 6, 2003.

(15) Incorporated by reference to pre-effective amendment no. 1 to the registration statement for Registrant filed on Form N-14 on April 3, 2003.


(16) Incorporated by reference to pre-effective amendment no. 2 to the registration statement for Registrant filed on Form N-14 on April 11, 2003.


(17) Filed herewith.





Item 17: Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items on the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 7th day of May, 2003.


                                                  NUVEEN INVESTMENT TRUST II
                                                  /s/  Jessica R. Droeger


                                                  Jessica R. Droeger
                                                  Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


Signature                   Title                          Date
---------                   ------                         ----

/S/  STEPHEN D. FOY         Vice President and              May 7, 2003
------------------------    Controller (Principal
Stephen D. Foy              Financial and
                            Accounting Officer)

Timothy R. Schwertfeger     Chairman, Trustee   )   By /s/ Jessica R. Droeger
                                                )          Jessica R. Droeger
         _________                              )          Attorney-in-Fact
                                                )          May 7, 2003
                                                )
James E. Bacon              Trustee             )
William E. Bennett          Trustee             )
Jack B. Evans               Trustee             )
William L. Kissick          Trustee             )
Thomas E. Leafstrand        Trustee             )

Sheila W. Wellington        Trustee

An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has been filed with the Securities and Exchange Commission.

EXHIBIT INDEX


Exhibit
Number                              Exhibit
-----------------------------------------------------------------------------

(11)(a)   Opinion and Consent of Chapman and Cutler dated May 6, 2003.
(11)(b)   Opinion and Consent of Bingham McCutchen LLP dated May 6, 2003.
(12)      Opinion and Consent of Chapman and Cutler dated May 6, 2003.
(14)      Consent of Independent Accountants.
(17)      Form of Proxy.